                                                                    Exhibit 99.2

                               ESCROW AGREEMENT

      THIS ESCROW AGREEMENT, dated as of May 5, 2000 (the "Escrow Agreement"), by and among DOLLAR TREE STORES, INC., a Virginia corporation ("Parent"); THE SHAREHOLDERS IDENTIFIED ON SCHEDULE 1 HERETO, (each a "Shareholder" and, collectively, the "Shareholders"); BERNARD SPAIN and DAVID MUSSAFER, as representatives of the Shareholders (collectively, the "Shareholder Representatives"); and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation acting solely as escrow agent hereunder and not in its individual capacity ("Escrow Agent"). The Parent and the Shareholders are sometimes referred to herein as the "Interested Parties." Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as hereinafter defined).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a certain Merger Agreement, dated as of April 5, 2000 (the "Merger Agreement") by and among Parent, DT Keystone, Inc., a Pennsylvania corporation and wholly- owned subsidiary of Parent ("Sub") and Dollar Express, Inc., a Pennsylvania corporation (the "Company"), the capital stock of the Company owned by the Shareholders has been (simultaneously with the execution hereof) converted into the right to receive shares of Parent Common Stock;

      WHEREAS, pursuant to Article 10 of the Merger Agreement, the Shareholders have agreed to indemnify Parent and its subsidiaries and Affiliates (including DT Keystone, Inc., Dollar Express, Inc., and the surviving corporation in the Merger), each of their respective officers, directors, employees, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "Parent Indemnified Parties") for Parent Losses;

      WHEREAS, as security for the Shareholders' obligations under the Merger Agreement but without limiting the other remedies of the Parent Indemnified Parties thereunder, the Merger Agreement also contemplates a surrender of Escrow Shares (as defined below) and related funds to the extent Parent Indemnified Parties suffer Parent Losses;

      WHEREAS, pursuant to Section 8.5 of the Merger Agreement, the Shareholders have appointed the Shareholder Representatives to act on their behalf with respect to the performance on behalf of such Shareholder under the terms and provisions of this Escrow Agreement; and

      WHEREAS, Escrow Agent is willing to act as escrow agent hereunder.

      NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

      1 Delivery of Escrow Shares.

            1.1 Subject and pursuant to the Merger Agreement, Escrow Shares shall be delivered to the Escrow Agent on behalf of the Shareholders, in the proportion specified on Schedule 1 hereto. The Escrow Shares shall be represented by a stock certificate in the name of State Street Bank and Trust Company, as Escrow Agent under the Escrow Agreement, dated May 5, 2000. Notwithstanding the foregoing, during the term of this Escrow Agreement, title to the Escrow Shares will be in the name of the Escrow Agent for record holder purposes only. The parties acknowledge that the Shareholders are the beneficial owners of the Escrow Shares, subject to the terms and conditions of the Merger Agreement and this Escrow Agreement, and each Shareholder shall retain all rights to vote the shares of Parent Common Stock delivered on behalf of such Shareholder to the Escrow Agent that are not transferred to Parent pursuant to
Section 2 hereof.

            1.2 The Escrow Shares shall be contributed into escrow hereunder on behalf of the Shareholders in the same proportion to the Parent Common Stock to be received by each Shareholder pursuant to Article 2 of the Merger Agreement. Escrow Agent agrees to submit said shares for transfer into its name as Escrow Agent hereunder or, in its discretion, into the name of its nominee, and agrees to hold and administer said shares subject to the terms of this Escrow Agreement. Except as set forth in this Agreement, the Escrow Agent shall be under no obligation to preserve, protect or exercise rights in the Escrow Shares, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform and observe such duties on its part as are expressly set forth in this Escrow Agreement. The Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrow Shares.

      2 The Escrow Fund. All cash dividends on or proceeds from the permitted sale of the Escrow Shares shall be deposited directly into an escrow account created by the Escrow Agent specifically for the purpose of holding such cash dividends and proceeds (the "Dividend Account"), without any tax or other withholding or deduction, subject to the terms of the Escrow Agreement. Shares resulting from stock dividends, stock splits and other shares or securities issued in respect of the Escrow Shares shall be issued in the name of the Escrow Agent, and shall be held by the Escrow Agent subject to the provisions of this Agreement, and upon issuance shall become part of the Escrow Shares. The Escrow Agent shall


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                                                        Escrow Agreement--Page 2
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invest the Dividend Account at, and pursuant to, the written direction of the
Shareholder Representatives in Eligible Investments and shall not be responsible or liable for any loss accruing from any investment made in accordance herewith except for losses due to the gross negligence or wilful misconduct of the Escrow Agent. "Eligible Investments" shall mean (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof); (ii) obligations (including certificates of deposit and banker's acceptances) of any domestic commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations for underlying securities of the type described in clause (i); (iv) shares of money market funds at least 95% of the assets of which constitute obligations of the type described in clause (i) above. No investment shall have a term of more than ninety (90) days. If otherwise qualified, obligations of the Escrow Agent shall qualify as Eligible Investments. Absent its timely receipt of such specific written investment instruction from the Shareholder Representatives, the Escrow Agent shall invest the funds in the Dividend Account in the Eligible Investments described in clause (i) above. All earnings received from the investment of the Dividend Account shall be credited to, and shall become a part of, the Dividend Account (and any losses on such investments shall be debited to the Dividend Account). The Escrow Agent shall have no liability for any investment losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder except for losses due to the gross negligence or wilful misconduct of the Escrow Agent.

      The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this section, to deal with itself (in its individual capacity) or with any one or more affiliates, whether it or such affiliate is acting as an agent of the Escrow Agent or for any third person or dealing as principal for its own account.

      3 Voting and Disposition of Escrow Shares.

            (a) The Escrow Shares shall be voted on all matters submitted to the shareholders of Parent as each Shareholder shall direct with respect to the number of Escrow Shares allocated to such Shareholder. During the period the Escrow Shares are held hereunder, Parent shall cause all proxy solicitation materials, including forms of proxy, to be sent to the Shareholders and Escrow Agent as and when sent to the shareholders of Parent. In the absence of direction from any Shareholder, the Escrow Agent shall not be responsible for forwarding to any party, notifying any party with respect to, or taking any action with respect to any Escrow Shares.

            (b) Following the Restricted Period (as defined below), and subject to compliance with the requirements of applicable securities laws, the Escrow Shares may be sold by the Escrow Agent on behalf of the Shareholders for cash at the time and in the manner the Shareholder Representatives shall direct. No Escrow Shares may be sold, transferred or otherwise disposed of, nor shall any person in any other way reduce such person's risk or other shares of the capital stock of Parent until after such time as financial results covering at least 30 days of post merger combined operations of Parent and the Company


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                                                        Escrow Agreement--Page 3
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have been published (within the meaning of Section 201.01 of the SEC's
Codification of Financial Reporting Policies) by Parent, in the form of a post-effective amendment, issuance of a quarterly earnings report, a Form 10-K, 10-Q or 8-K filing, or any other public issuance which includes the combined sales and net income (the "Restricted Period"). Proceeds from the permitted sale of the Escrow Shares shall be deposited in the Dividend Account and allocated to identified subaccount for the benefit of the applicable Shareholders. Notwithstanding any provision of this section 3(b) to the contrary, the Escrow Agent conclusively may assume that the Restricted Period has expired if it receives direction from the Shareholder Representatives to sell shares.

      4 Application of Escrow Shares and the Dividend Account to Claims of
        Parent Indemnified Parties and Deficit Amount.

            4.1 In the event a Parent Indemnified Party claims that it is entitled to indemnification pursuant to the Merger Agreement (including without limitation a claim for a Deficit Amount pursuant to Section 7.1(vi)), such Parent Indemnified Party shall give written notice of such claim to the Shareholder Representatives and the Escrow Agent. Any such notice shall be signed by an officer of Parent and shall contain (i) a reasonable description of the claim and (ii) and the amount thereof. The Escrow Agent shall thereupon, but in no event less promptly than five (5) business days thereafter, deliver a copy of such notice to the Shareholder Representatives. Subject to compliance by such Parent Indemnified Party with the applicable indemnification provisions of the Merger Agreement, the amount of such claim shall be paid to the Parent Indemnified Party as provided in Section 4.3, unless the Shareholder Representatives shall contest the right of such Parent Indemnified Party to such payment by delivering to such Parent Indemnified Party and the Escrow Agent notice of such contest within twenty (20) days after such Parent Indemnified Party shall have delivered notice to the Shareholder Representatives of the claim.

            4.2 If within the twenty (20) day period specified in Section 4.1 above, the Shareholder Representatives shall deliver to the Parent Indemnified Party and the Escrow Agent the notice of contest referred to in Section 4.1 above, the Parent Indemnified Party and the Shareholder Representatives shall use their reasonable efforts to resolve the dispute by mutual agreement within ninety (90) days from the receipt of such notice of contest. If at the end of such ninety-day period, the Parent Indemnified Party and Shareholder Representatives have not reached an agreement with respect to such dispute, then such parties shall use their good faith efforts to submit such dispute promptly to binding arbitration or, if such parties cannot agree to the terms of such arbitration, to a court of competent jurisdiction. The Escrow Agent shall make no payment hereunder with respect to the claim involved until the dispute has been finally settled by written agreement of such Parent Indemnified Party and the Shareholder Representatives, a copy of which is delivered to Escrow Agent, or, in the absence of such an agreement, by a binding and final arbitration award if such Parent Indemnified Party and the Shareholder Representative have agreed to such arbitration, or otherwise by a binding and final judgment, order or decree of a court of competent jurisdiction, a copy of which is delivered to Escrow Agent.


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                                                        Escrow Agreement--Page 4

            4.3 Promptly upon determination by the Escrow Agent that a payment is to be made to a Parent Indemnified Party hereunder, then the Escrow Agent shall calculate each Shareholder's pro rata liability for such payment ("Per Shareholder Amount") in accordance with Schedule 1 hereof. The Escrow Agent shall then make such payment of the Per Shareholder Amount, with respect to each
Shareholder:

                  (i) first, by cancellation of the number of whole unsold Escrow Shares allocable to such Shareholder having an aggregate value nearest to the Per Shareholder Amount ("Share Value") without exceeding the Per Shareholder Amount, such value per share to be $57.10 (the "Average Closing Price") subject to appropriate adjustment to take into account any stock split, stock dividend or recapitalization subsequent to the Effective Time and not reflected in such Average Closing Price; and

                  (ii) second, if the Per Shareholder Amount cannot be fully satisfied pursuant to Section 4.3(i), by payment of a distribution of amounts, if any, contained in the Dividend Account allocable to such Shareholder which shall be made to such Parent Indemnified Party in an amount equal to the Per Shareholder Amount minus the Share Value.

The intent of this provision is to divide any payment made to Parent Indemnified Parties among the Shareholders and then to satisfy such payments first out of each Shareholder's unsold Escrow Shares and secondly out of each Shareholder's share of the Dividend Account.

      5 Final Distribution. On the first anniversary of the date hereof (the "Anniversary"), except as otherwise provided in this Section, the Escrow Shares and the Dividend Account then remaining in escrow shall be distributed to the Shareholders pro rata in accordance with Schedule 1 hereto. If any claim theretofore asserted by a Parent Indemnified Party shall not have been paid or finally determined to be without merit or the amount of such claim shall not have been finally determined, the number of whole shares of the Escrow Shares having an aggregate value (determined as provided in Section 4.3 above) nearest to the amount of such claim on the Anniversary (the "Retained Escrow Shares"), plus, if the Retained Escrow Shares are insufficient to cover the amount of such claim, an amount from the Dividend Account equal to any amount remaining subject to such claim, shall be retained in escrow until such claim(s) shall have been paid or finally determined to be without merit, whereupon such Retained Escrow Shares and Dividend Account amount shall be distributed to the Shareholders pro rata in accordance with Schedule 1 hereto, subject to the remaining provisions of this Section. Any distribution pursuant hereto shall be net of any required tax or other withholding or deduction. The parties will make all reasonable efforts to resolve any claims hereunder as quickly as possible.

      6 Fractional Shares; Distributions. In the event any calculations required under this Escrow Agreement result in the allocation of a fractional share amount to a Shareholder, the fraction shall be rounded to the next lower whole number, and any remainder shares shall be canceled. Parent agrees to deliver to any Shareholder requesting it, a cash payment to such Shareholder in the amount of the value of


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                                                        Escrow Agreement--Page 5
any canceled fractional share, measured at the Average Closing Price. All deliveries under this Escrow Agreement shall be made by and to the parties hereto (or their lawfully appointed attorneys-in-fact) in the United States.

      7 Shareholder Representatives; Unanimous Action; Notices and Written
        Directions.

            (a) Each Shareholder agrees to execute a power of attorney in the form of Exhibit A hereto (and to deliver copies of such power to Parent and the Escrow Agent), which power appoints the Shareholder Representative to be his, her or its true and lawful attorney for those matters specified therein. Notwithstanding the foregoing, the Shareholder Representative will not act on behalf of the Shareholders with respect to distributions, voting or tax withholdings.

            (b) The Shareholder Representatives hereby agree to accept, with respect to each Shareholder, the appointment as set forth in Exhibit A. Whenever there are two or more Shareholder Representatives, action by the Shareholder Representatives shall require their unanimous consent, and all obligations in this Escrow Agreement with respect to the Shareholder Representatives shall apply to both such representatives.

            (c) Until notified in writing by the Shareholder Representatives that they have resigned or by holders of 75% of the Escrow Shares that they have been removed, the Escrow Agent may act upon the directions, instructions and notices of the Shareholder Representatives named above and, thereafter, upon the directions, instructions and notices of any successor named in a writing executed by holders of 75% of the Escrow Shares delivered to the Escrow Agent.

      8 Escrow Agent.

            8.1 Duties. Each Interested Party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Merger Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Escrow Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Escrow Agreement against or on the part of the Escrow Agent,
(iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory


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                                                        Escrow Agreement--Page 6
to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Escrow Agent shall not be in any manner liable or responsible for the sufficiency, correctness, genuineness or validity of any instruments deposited with it or with reference to the form of execution thereof, or the identity, authority or rights of any person executing or depositing same, and Escrow Agent shall not be liable for any loss that may occur by reason of forgery, false representation or the exercise of its discretion in any particular manner or for any other reason to anyone for any action taken or omitted to be taken by it hereunder, except for its own gross negligence or willful misconduct or for a breach of the terms of this Escrow Agreement. In no event shall the Escrow Agent be liable for punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

            8.2 Indemnification. Except in instances of Escrow Agent's own gross negligence or willful misconduct Shareholders collectively on the one hand and the Parent on the other shall each indemnify, defend, and hold harmless Escrow Agent (and its directors, officers and employees) against fifty percent (50%) of any and all costs, losses, claims, damages, liabilities, expenses, including reasonable costs of investigation, court costs, and attorneys' fees, and disbursements, which may be imposed upon Escrow Agent (or its directors, officers and employees) solely in connection with its actions taken within the scope of duties specified hereunder as Escrow Agent (and the exercise or failure to exercise its discretion hereunder), including any litigation arising from this Escrow Agreement involving the subject matter hereof, and all such costs, expenses and disbursement shall be for the account of and shall be borne and paid by Parent and the Shareholders as a condition to termination of this Escrow Agreement. The foregoing indemnification and agreement to hold harmless shall survive the termination of the Escrow Agreement.

            8.3 Disputes. In the event of a dispute between the parties, in the discretion of Escrow Agent, Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in its hands under this Escrow Agreement, together with such legal pleadings as it deems appropriate, and thereupon shall be discharged from all further duties and liabilities under this Escrow Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof. The filing of any such legal proceedings shall not deprive Escrow Agent of its compensation earned prior to such filing, or of the benefits of Section
8.2 hereof.

            8.4 Receipt. Escrow Agent shall provide written acknowledgment to the Parent and the Shareholder Representatives of receipt of the Escrow Shares.

            8.5 Fees. Escrow Agent's fees hereunder shall be as set forth on the fee schedule attached hereto as Schedule 2 and incorporated herein by reference. All such fees, expenses and reimbursements (other than in relation to a dispute, which shall be governed by Section 8.3) shall be paid by the Parent.


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                                                        Escrow Agreement--Page 7

      9 Transfer of Interests. The interests of the Shareholders in the Escrow Shares and the rights and obligations of the Shareholders hereunder may not be transferred except by will, the laws of descent and distribution or by other operation of law.

      10 Miscellaneous.

            10.1 Benefits and Burdens; Assignment. This Escrow Agreement shall inure to the benefit of and shall be binding upon Parent and the Shareholders and Escrow Agent and their respective heirs, representatives, successors and assigns. No party to this Escrow Agreement may assign its rights or obligations hereunder without the prior written consent of each of the other parties hereto, provided however, that this Escrow Agreement may only be assigned by Parent to a corporation, all of whose issued and outstanding capital stock is owned directly or indirectly by Parent, and in such event Parent shall not be released from its obligations hereunder.

            10.2 Governing Law. This Escrow Agreement shall be governed by the internal laws (ignoring principles of conflicts of laws) of the Commonwealth of Massachusetts. All deliveries under this Escrow Agreement shall be made by and to the parties hereto (or their lawfully appointed attorneys-in-fact) in the United States.

            10.3 Headings. The section and paragraph headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement.

            10.4 Notices; Wiring Instructions.

                  (a) Any transmittals, notice or other communications required or permitted hereunder shall be sufficiently given if sent by registered or certified mail, postage prepaid, by national overnight courier service or, in the case of any communication not involving a transmittal of original documents, by telecopy, addressed as follows:

            If to Parent or, after the Closing, the Company:

                  Dollar Tree Stores, Inc.
                  500 Volvo Parkway
                  Chesapeake, Virginia 23320
                  Attention: Mr. Frederick C. Coble
                  Telecopier: (757) 321-5111


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                                                        Escrow Agreement--Page 8

            With a copy to:

                  Hofheimer Nusbaum, P.C.
                  999 Waterside Drive, Suite 1700
                  P. O. Box 3460
                  Norfolk, Virginia  23514
                  Attention: William A. Old, Jr., Esquire
                  Telecopier: (757) 629-0660

            If to the Shareholder Representatives:

                  Mr. Bernard Spain
                  233 S. 6th Street
                  Philadelphia, Pennsylvania 19106

                  Mr. David Mussafer
                  Advent International Corporation
                  75 State Street
                  Boston, Massachusetts 02109

            With copies to:

                  Cary S. Levinson, Esq.
                  Pepper Hamilton LLP
                  3000 Two Logan Square
                  Eighteenth & Arch Streets
                  Philadelphia, PA 19103-2799
                  Telecopier: 215-981-4750

                  Ramon R. Obod, Esq.
                  Fox, Rothschild, O'Brien & Frankel, LLP
                  2000 Market Street, Tenth Floor
                  Philadelphia, PA 19103-3291
                  Telecopier: 215-299-2150

            If to Shareholders:

                  To the addresses stated on Schedule 1

            If to Escrow Agent:


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                                                        Escrow Agreement--Page 9

                  State Street Bank and Trust Company
                  Two Avenue de Lafayette, Sixth Floor
                  Boston, Massachusetts 02111
                  Attention:  Corporate Trust Department
                              Attention: Dollar Tree/Dollar Express Escrow
                              Fax: 617-662-1463

            With a copy to:

                  Donald E. Vaughan, Esq.
                  Peabody & Arnold LLP
                  50 Rowes Wharf
                  Boston, Massachusetts 02110-3342

or such other addresses as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the next business day, if delivered by overnight courier service or upon receipt (as evidenced by proof of transmission), if telecopied when received and three days after the date so mailed (if mailed).

                  (b) Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer or certified or cashier's check pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with Section 10.4(a) above):

            If to Parent:

            Bank: First Union National Bank, N.A.
            ABA #: 0514 0054 9
            A/C #: 2070000330892
            Attn: Theresa Boneske (757) 628-0438
            Ref: Dollar Tree/DLRX Escrow

            If to Shareholders:

            By certified or cashier's check sent via registered or certified mail, postage prepaid, or by national overnight courier service to the addresses stated on Schedule 1.


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                                                       Escrow Agreement--Page 10

            If to the Escrow Agent:

            Bank: State Street Bank and Trust Company
            ABA #: 0110 0002 8
            A/C #: 9903-9901
            Attn: Corporate Trust Department
            Ref: Dollar Tree/DLRX Escrow

            10.5 Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            10.6 Modification. This Escrow Agreement may be modified only by a written instrument signed by each of the parties hereto, provided however that
Schedule 1 hereto may be modified to reflect valid transfers of the Shareholders' interests in the Escrow Shares by a writing signed by Parent and the Shareholder Representatives, upon which Escrow Agent shall be entitled to rely without further investigation.

            10.7 Cooperation. Shareholders, Parent and the Escrow Agent shall deliver to each other such information and documents and shall execute and deliver to each other such further information and documents and shall execute and deliver such further instruments and agreements as the others may reasonably request in order to accomplish the purpose of this Escrow Agreement or to assure to the others the benefits of this Escrow Agreement.

            10.8 Entire Understanding. This Escrow Agreement and the schedules referred to herein represent the entire understanding of the parties with respect to the subject matter hereof and supersede all correspondence, memoranda, conversations or other communications with respect thereto.

            10.9 Severability. The invalidity or unenforceability of any provision of this Escrow Agreement shall not affect the validity or enforceability of any other provision of this Escrow Agreement.

            10.10 Time. Time is of the essence under this Escrow Agreement.

            10.11 Statutes. Any reference herein to any federal, state or local statute shall include all amendments to such statute through the date of this Escrow Agreement.

            10.12 Interpretation. It is the intention of the parties hereto and the Shareholders and Company that the Merger qualify as a "reorganization" under the provisions of Section 368 of the Code, and be accounted for as a "pooling of interests," and this Escrow Agreement shall be interpreted and


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                                                       Escrow Agreement--Page 11
applied in a manner consistent with, and shall be subject to amendment to conform to, the requirements for such treatment.

            10.13 Tax-Related Terms.

                  (a) Tax Reporting. The Interested Parties agree that, for tax reporting purposes, all interest or other income earned from the investment of the Dividend Account in any tax year shall (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Escrow Agreement during such tax year, be allocated to such person or entity, and (ii) otherwise shall be allocated to the Shareholders in proportion to their holdings as set forth on Schedule 1.

                  (b) Certification of Tax Identification Number. The Shareholder Representatives agree to obtain the certified tax identification number for each Shareholder on a Form W-9 (or Form W-8, in case of non-U.S. persons) and deliver the same to the Escrow Agent prior to the date on which any income earned on the investment of the Dividend Account is credited to the Dividend Account. In the event that any tax identification number is not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Dividend Account.

                  (c) Tax Indemnification. The Shareholder Representatives will instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and will instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Escrow Agreement. The Shareholders will indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Escrow Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Escrow Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Escrow Agreement.

            10.14 Resignation. The Escrow Agent may at any time resign as Escrow Agent hereunder by giving ten (10) business days' prior written notice of resignation to the Parent and the Shareholder Representatives. Prior to the effective date of the resignation as specified in such notice, the Parent will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Shares and Dividend Account to a bank or trust company that it selects as successor to the Escrow Agent hereunder, subject


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                                                       Escrow Agreement--Page 12
to the consent of the Shareholder Representatives (which consent shall not be unreasonably withheld). If, however, the Parent shall fail to name such a successor escrow agent within five (5) business days after the notice of resignation from the Escrow Agent, the Shareholder Representatives shall be entitled to name such successor escrow agent. If no successor escrow agent is named by the Parent or the Shareholder Representatives, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent.

            10.15 Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, external power or communications line failures, earthquakes or other natural disasters.

            10.16 Reproduction of Documents. This Escrow Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                            [Signatures pages follow]


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                                                       Escrow Agreement--Page 13

            IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement under seal as of the date first written above.

PARENT:                       DOLLAR TREE STORES, INC.


                              By /s/ Frederick C. Coble
                                -----------------------------------------------
                                 Frederick C. Coble
                                 Senior Vice President - Chief Financial Officer

                              /s/ Bernard Spain
SHAREHOLDER                   -------------------------------------------------
REPRESENTATIVES:              BERNARD SPAIN, as Shareholder Representative

                              /s/ David Mussafer
                              -------------------------------------------------
                              DAVID MUSSAFER, as Shareholder Representative


                             [Executions Continue]


--------------------------------------------------------------------------------
                                               Escrow Agreement--Signature Pages

SHAREHOLDERS:                 /s/ Bernard Spain
                              -------------------------------------------------
                              BERNARD SPAIN

                              /s/ Murray Spain
                              -------------------------------------------------
                              MURRAY SPAIN

                              BERNARD SPAIN FAMILY LIMITED
                              PARTNERSHIP


                              By: /s/ Murray Spain
                                  ---------------------------------------------
                                  Murray Spain, its General Partner

                              MURRAY SPAIN FAMILY LIMITED
                              PARTNERSHIP


                              By: /s/ Stephen Greenfield
                                  ---------------------------------------------
                                  Stephen Greenfield, its General Partner


                             [Executions Continue]


--------------------------------------------------------------------------------
                                               Escrow Agreement--Signature Pages

                              GLOBAL PRIVATE EQUITY III LIMITED
                              PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner

                              By: Advent International Corporation, its General Partner


                              By: /s/ David M. Mussafer
                                 ----------------------------------------------
                                 Name: David M. Mussafer
                                 Title: Senior Vice President


                              ADVENT PGGM GLOBAL LIMITED
                              PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner

                              By: Advent International Corporation, its General Partner


                              By: /s/ David M. Mussafer
                                 ----------------------------------------------
                                 Name: David M. Mussafer
                                 Title: Senior Vice President


                              [Executions Continue]


--------------------------------------------------------------------------------
                                               Escrow Agreement--Signature Pages

                              ADVENT PARTNERS GPE III LIMITED
                              PARTNERSHIP

                              By: Advent International Corporation, General Partner


                              By: /s/ David M. Mussafer
                                 ----------------------------------------------
                                 Name: David M. Mussafer
                                 Title: Senior Vice President



                              ADVENT PARTNERS (NA) GPE III LIMITED
                              PARTNERSHIP

                              By: Advent International Corporation, General Partner


                              By: /s/ David M. Mussafer
                                 ----------------------------------------------
                                 Name: David M. Mussafer
                                 Title: Senior Vice President



                              ADVENT PARTNERS LIMITED PARTNERSHIP

                              By: Advent International Corporation, General Partner


                              By: /s/ David M. Mussafer
                                 ----------------------------------------------
                                 Name: David M. Mussafer
                                 Title: Senior Vice President


                              [Executions Continue]


--------------------------------------------------------------------------------
                                               Escrow Agreement--Signature Pages

                              GUAYACAN PRIVATE EQUITY FUND LIMITED
                              PARTNERSHIP

                              By: Advent-Morro Equity Partners, Inc., its
                              General Partner


                              By: /s/ Cyril L. Meduna
                                 ----------------------------------------------
                                 Name: Cyril L. Meduna
                                 Title:  President



                              DOLLAR EXPRESS INVESTMENT, LLC


                              By:              [illegible]
                                 ----------------------------------------------
                                 Name:
                                 Title:


                              [Executions Continue]


--------------------------------------------------------------------------------
                                               Escrow Agreement--Signature Pages

ESCROW AGENT:                 STATE STREET BANK AND TRUST COMPANY
                              (Acting solely as Escrow Agent herein and not in its individual capacity)


                              By: /s/ Arthur L. Blakeslee
                                 ----------------------------------------------
                                 Name: Arthur L. Blakeslee
                                 Title: Assistant Vice President


--------------------------------------------------------------------------------
                                               Escrow Agreement--Signature Pages

                                  SCHEDULE 1

                             LIST OF SHAREHOLDERS

--------------------------------------------------------------------------------

        Name               Escrow Shares   Pro Rata Percentage       SS# or
    and Address             Contributed   of Total Escrow Shares    Tax Id#

--------------------------------------------------------------------------------
Bernard Spain                     83,618       28.5973%           ###-##-####
233 S. 6th Street
Philadelphia, PA 19106
--------------------------------------------------------------------------------
Murray Spain                      82,981       28.3795%           ###-##-####
1429 Garrison Drive
Ambler, PA 19002
--------------------------------------------------------------------------------
Bernard Spain Family              11,028       3.7716%            23-3007519
Limited Partnership
1429 Garrison Drive
Ambler, PA 19002
--------------------------------------------------------------------------------
Murray Spain Family               11,555       3.9518%            23-3007513
Limited Partnership
11300 Rockville Pike
Rockville, MD 20852
--------------------------------------------------------------------------------
Global Private Equity III         83,192       28.4516%           04-3352454
Limited Partnership
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
Advent PGGM Global                12,748       4.3598%            04-3339615
Limited Partnership
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
Advent Partners GPE III            1,256       0.4296%            04-3353928
Limited Partnership
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
Advent Partners Limited              546       0.1867%            04-3259121
Partnership
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
Advent Partners (NA)                 372       0.1272%            04-3353929
GPE III Limited
Partnership
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     Escrow Agreement--Schedules

--------------------------------------------------------------------------------

        Name               Escrow Shares   Pro Rata Percentage       SS# or
    and Address             Contributed   of Total Escrow Shares    Tax Id#

--------------------------------------------------------------------------------
Guayacan Private                   2,949       1.0086%            66-0536180
Equity Fund Limited
Partnership
Banco Popular Bldg.
206 Tetuan, Street, Ste
903,
San Juan, PR 0901
--------------------------------------------------------------------------------
Dollar Express                     2,153       0.7363%            56-2127458
Investment LLC
101 S. Tryon St.
40th Flr.
Charlotte, NC 28280
--------------------------------------------------------------------------------
Total                            292,398      100.0000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     Escrow Agreement--Schedules

                                   SCHEDULE 2

                                  STATE STREET
                                SCHEDULE OF FEES
                                       FOR
                                 ESCROW SERVICES

                               Dollar Tree Stores
                                       and
                                 Dollar Express

ACCEPTANCE FEE:                      Waived

ADMINISTRATION FEE:                       $3,500.00 per year or part thereof,
                                          Plus $500.00 per sale of Escrow Shares

INVESTMENT FEE (IF APPLICABLE):
direct investments in treasuries,    $65.00 per buy/sell
C/D's CP, Repos, etc.

SWEEP FEE (IF APPLICABLE):
SSgA or selected other Money         40 basis points per annum of
Market Funds                              the average daily net assets

State Street's Insured Money              No Charge
Market Account

WIRE TRANSFER FEE (outgoing, if
  applicable):                            $20.00

OUT-OF-POCKET EXPENSES:                   At cost

LEGAL FEES (Peabody & Arnold):            At  cost

April 24, 2000 (Revised)


--------------------------------------------------------------------------------
                                                     Escrow Agreement--Schedules

                                    EXHIBIT A
                                POWER OF ATTORNEY

                                     NOTICE

            THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSON YOU DESIGNATE (YOUR "AGENT") BROAD POWERS TO HANDLE YOUR PROPERTY, WHICH MAY INCLUDE POWERS TO SELL OR OTHERWISE DISPOSE OF ANY REAL OR PERSONAL PROPERTY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

            THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENT TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENT MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

            YOUR AGENT MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENT'S AUTHORITY.

            YOUR AGENT MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENT'S FUNDS.

            A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENT IF IT FINDS YOUR AGENT IS NOT ACTING PROPERLY.

            THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 Pa.C.S. Ch. 56.

            IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

            I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

      Signed,                                         Date:

      ______________________________________          ______________, 2000


--------------------------------------------------------------------------------
                                             Escrow Agreement--Power of Attorney

            The undersigned Shareholder hereby irrevocably (except to the extent described below) constitutes and appoints Bernard Spain and David Mussafer, with power and authority to act in any matter hereunder or under the Merger Agreement or Escrow Agreement, the true and lawful attorney-in-fact of the undersigned Shareholder, with full power in the name of, for and on behalf of, the undersigned Shareholder with respect to all matters arising in connection with the Escrow Shares and the indemnification obligations of the undersigned Shareholder pursuant to the Merger Agreement including, but not limited to, the power and authority to take any and all of the following actions:

                  (i) negotiate, determine, defend and settle any dispute which may arise under Article 10 of the Merger Agreement or under the Escrow Agreement; and

                  (ii) make, execute, acknowledge and deliver any releases, assurances, receipts, requests, instructions, notices, agreements, certificates and any other instruments, and to generally do any and all things and to take any and all actions which may be requisite, proper or advisable in connection with Article 10 of the Merger Agreement or under the Escrow Agreement.

            The undersigned Shareholder acknowledges that Shareholders holding at least seventy-five percent (75%) of the Escrow Shares may replace the Shareholder Representatives at any time with one or more substitute Shareholder Representative(s). In such event, the appointment of the Shareholder Representatives as such undersigned Shareholder's attorneys-in-fact shall be revoked and the substitute Shareholder Representative(s) shall be deemed to be automatically appointed, in their stead, as attorney(s)-in-fact hereunder, without the necessity of further action on the part of the undersigned Shareholders. The undersigned also acknowledges that neither the Shareholder Representatives nor any substitute Shareholder Representative(s) shall be liable to any person for any action taken or any omission to act, in good faith, in connection with the Shareholder Representatives' responsibilities as Shareholder Representative.

            The power of attorney conferred hereby is an agency coupled with an interest and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the undersigned Shareholders or by operation of law, whether by the death or incapacity of the undersigned or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the undersigned Shareholders are acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership); provided, however, that the appointment of Bernard Spain and David Mussafer as attorneys-in-fact shall be deemed revoked in the event a substitute Shareholder Representative(s) is/are selected, whereupon the substitute Shareholder Representative(s) shall be deemed automatically appointed as attorney(s)-in-fact in their stead. If after the execution hereof any of the undersigned should die or become incapacitated, or if any trust or estate should be terminated, or if any corporation or partnership should be dissolved or liquidated, or if any other such event or events shall occur, before the completion of the transactions contemplated by the Merger Agreement and the Escrow


--------------------------------------------------------------------------------
                                             Escrow Agreement--Power of Attorney

Agreement, actions taken by the Shareholder Representatives (or any substitute Shareholder Representative(s)) hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event or events had not occurred, regardless of whether or not the Shareholder Representatives (or substitute Shareholder Representative(s)), Parent or the Escrow Agent, or any one of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

            Action by the Shareholders Representatives shall require their unanimous consent, and all obligations in this Escrow Agreement with respect to the Shareholder Representatives shall apply to both such representatives.

      Signed,                                         Date:

      ______________________________________          ______________, 2000

                            ACKNOWLEDGMENT BY AGENT

            I have read the attached power of attorney and am the person identified as the agent for the principal. I hereby acknowledge that in the absence of specific provision to the contrary in the power of attorney or in the Pennsylvania Probate, Estates and Fiduciaries Code (20 Pa.C.S.) when I act as agent:

            I shall exercise the powers for the benefit of the principal.
            I shall keep the assets of the principal separate from my assets.
            I shall exercise reasonable caution and prudence.
            I shall keep a full and accurate record of all actions, receipts and disbursements on behalf of the principal.

      Signed,                                         Date:

      ______________________________________          ______________, 2000
      Bernard Spain

      ______________________________________          ______________, 2000
      David Mussafer


--------------------------------------------------------------------------------
                                             Escrow Agreement--Power of Attorney